STATEMENTS OF COMPREHENSIVE INCOME (LOSS) € in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 EUR (€)	Dec. 31, 2020 EUR (€)	Dec. 31, 2019 EUR (€)
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net loss for the period	€ (49,635)	€ (33,619)	€ (30,218)
Remeasurement of defined benefit plans	82	(49)	(96)
Items that will not be reclassified subsequently to profit or loss	82	(49)	(96)
Currency translation differences	(164)
Total comprehensive income (loss)	€ (49,717)	€ (33,668)	€ (30,315)